EMPLOYEE BENEFIT	6 Months Ended
Sep. 30, 2021
EMPLOYEE BENEFIT
EMPLOYEE BENEFIT

23. EMPLOYEE BENEFIT

Full time employees of the Group in the PRC participate in a government mandated defined contribution plan, pursuant to which certain pension benefits, medical care, employee housing fund and other welfare benefits are provided to the employees. Chinese labor regulations require that the PRC subsidiaries, VIEs and VIEs’ subsidiaries of the Group make contributions to the government for these benefits based on certain percentage of the employees’ salaries, up to a maximum amount specified by the government. The Group has no legal obligation for the benefits beyond the contribution made.

The total amounts charged to the Unaudited Interim Condensed Consolidated Statements of Comprehensive Loss for such employee benefits amounted to approximately RMB38.4 million and RMB12.4 million for the six months ended September 30, 2020 and 2021, respectively.